UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2023
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

200 Parker Dr., Suite C100A, Austin, Texas 78728
(Address of principal executive offices, including zip code)

(408)-941-7100
Registrant’s telephone number, including area code
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVNW	NASDAQ Stock Market LLC

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Senior Vice President of Americas Sales and Services

On October 3, 2023, Aviat Networks, Inc. (the “Company”) announced the retirement of Bryan Tucker, the Company’s Senior Vice President of Americas Sales and Services effective on November 3, 2023. The Company maintained an employment agreement with Mr. Tucker during his employment, but that employment agreement will terminate, without payments other than previously accrued obligations, upon his retirement. Mr. Tucker will independently contract with the Company as a consultant following his retirement as evidenced by the agreement entered into between Mr. Tucker and the Company on October 3, 2023 and attached as Exhibit 10.2 (the “Consulting Agreement”).

The Consulting Agreement has a term of eight months, but it may be terminated by either party prior to that date with advance notice to the other party. Mr. Tucker will receive a monthly fee of $5,000 for providing assistance with the transition of his previous role to his successor. During the term of the Consulting Agreement, and for a period of twelve months following the term of the agreement, Mr. Tucker has agreed not to provide competitive services to any third party without the Company’s prior written consent, and he will not solicit Company employees or service providers for a period of twelve months following the termination of the Consulting Agreement. Mr. Tucker has also agreed to customary confidentiality restrictions within the Consulting Agreement.

Mr. Tucker will transition his day-to-day responsibilities of his work to an internal candidate who will be promoted to lead the Americas sales and services function at the Company effective upon Mr. Tucker’s retirement in November 2023.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

10.1	Employment Agreement dated July 1, 2012 between Aviat Networks, Inc. and Bryan Tucker
10.2	Independent Contractor Agreement dated October 3, 2023 between Aviat U.S., Inc. and Bryan Tucker
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

Date: October 4, 2023	By:	/s/ David M. Gray
		Name:	David M. Gray
		Title:	Chief Financial Officer